SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                    -------


Date of Report (Date of earliest event reported)    October 21, 1996
                                                 -------------------------------

                                 QPQ CORPORATION
                                 ---------------
             (Exact name of registrant as specified in its charter)




         Florida                    1-12350                 65-0423147
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(State or other jurisdiction   (Commission File           (IRS Employer
 or incorporation)                  Number)              Identification No.)



            1000 Lincoln Road, Suite 200, Miami Beach, Florida 33139
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code       (305) 674-8115
                                                  ------------------------------


          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

Other Events.

Item 5.
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On October 3, 1996, the Company entered into a Offshore Securities Subscription Agreement (the "Agreement") with a non-U.S. entity, in connection with an offering of 300,000 shares of it's Common Stock pursuant to Regulation S of the Securities Act of 1933, as amended. Both parties to the Agreement have mutually agreed to abandon the transaction and have terminated the Agreement.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 QPQ CORPORATION


                                 By:    /s/ Mitchell Rubinson
                                    -------------------------------------
                                        MITCHELL RUBINSON
                                        President


DATED:  October 25, 1996





















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